Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-QSB (the "Report") of INVU, Inc. (the "Company") for the quarterly period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I certify that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    December 16, 2002                By: /s/ David Morgan
                                             ----------------------------------
                                             David Morgan, President & Chief
                                             Executive Officer
                                             (Principal Executive Officer)


Date:     December  ____, 2002            By: /s/ John Agostini
                                             ----------------------------------
                                             John Agostini, Vice President-
                                             Chief Financial Officer & Secretary
                                             (Principal Financial Officer)